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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2004

ALLIED MOTION TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado (State or other jurisdiction of Incorporation)	0-4041 (Commission File Number)	84-0518115 (IRS Employer Identification No.)
23 Inverness Way East, Ste. 150, Englewood, Colorado 80112 (Address of Principal executive offices)

Registrant's telephone number, including area code 303-799-8520

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        Allied Motion Technologies, Inc. (the "Company") is filing this Form 8-K to report information disclosed in the Company's press release dated February 10, 2004.

        The press release announcement is incorporated herein by reference and is attached as an exhibit to the report on this form.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  c)
  Exhibits.

  99.1
  Press release by Allied Motion Technologies, Inc. dated February 10, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIED MOTION TECHNOLOGIES, INC.
DATE: February 10, 2004	By:	/s/ RICHARD D. SMITH
Chief Executive Officer and Chief Financial Officer

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES